UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) November 18, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



             STATE OF DELAWARE                  1-143           38-0572515
             -----------------                  -----           ----------
         (State or other jurisdiction of     (Commission     (I.R.S. Employer
         Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                  48265-3000
      -----------------------------------------                  ----------
      (Address of Principal Executive Offices)                   (Zip Code)




        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS
                                -----------------

Item 2.05 Costs Associated with Exit or Disposal Activities
Item 7.01 Regulation FD Disclosure
Signature
Exhibit Index
Exhibit 99.1 Press Release
Exhibit 99.2 Fact Sheet

Item 2.05.  Costs Associated with Exit or Disposal Activities

On November 18, 2005, General Motors ("GM") determined to implement a wide-ranging restructuring plan to effect a major capacity reduction of its manufacturing operations in the United States and Canada. This restructuring plan, announced on November 21, 2005, is part of a broader comprehensive four-point plan to return the company to profitability and long-term growth that was identified by the Corporation at its annual meeting in June of this year. The restructuring plan is described in more detail in Exhibit 99.1.

GM anticipates that it will record charges for costs and expenses related to this restructuring plan in the current quarter and future periods, although the largest portion of the charges are expected to be estimated in the next several weeks and recorded during the fourth quarter of 2005. In this regard, GM expects to estimate and record charges in the fourth quarter of 2005 for the idling of a portion of the affected manufacturing workforce and for the impairment of facilities and equipment. Additional charges will be identified during the future periods as GM's ability to reasonably estimate the amount of such charges becomes possible. At this time the ultimate costs associated with this restructuring are not estimable. Upon making related determinations GM will amend this form to set forth such costs.

Item 7.01.  Regulation FD Disclosure

A copy of the press release and the fact sheet presented to investors in connection with the announcement of the restructuring on November 21, 2005 are attached hereto as Exhibits 99.1 and 99.2 respectively, and are incorporated herein by reference.


Exhibit                       Description             Method of Filing
----------------------------------------------------------------------
99.1                          Press Release           Filed herewith
99.2                          Fact Sheet              Filed herewith


                                      # # #



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)

Date:  November 22, 2005             By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)